UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026
------------
BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33220	33-1151291
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

605 Third Avenue	New York	New York	10158
(Street Address)	(City)	(State)	Zip Code

Registrant’s telephone number, including area code: (212)-918-6900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on Which Registered:
Common Stock, par value $0.01 per share	BR	New York Stock Exchange

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of By-laws

On November 10, 2026, the Board of Directors (the “Board”) of Broadridge Financial Solutions, Inc. (the “Company”) approved and the Company adopted the Amended and Restated By-laws (the “Restated By-laws”), effective as of November 10, 2026.

Among other changes, the amendments:

•revise the advance notice provisions for director nominations and non-Rule 14a-8 stockholder proposals, including expanding disclosures regarding material interests and arrangements of the stockholder, related persons and nominees;

•revise procedural requirements applicable to special meetings to provide the Company and stockholders with additional certainty regarding persons entitled to call such meeting;

•designate the Delaware Court of Chancery as the exclusive forum for corporate claims; and

•clarify the Board’s authority with respect to stockholder meetings and the conduct of such meetings, including the ability to postpone, reschedule or cancel stockholder meetings.

The foregoing description of the Restated By-laws is qualified in its entirety by reference to the full text of the Restated By-laws, which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On November 10, 2026, Broadridge Financial Solutions, Inc. (the “Company”) issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $1.09 per share. The dividend is payable on January 11, 2027 to stockholders of record at the close of business on December 10, 2026. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.2	Amended and Restated By-laws of Broadridge Financial Solutions, Inc. dated November 10, 2026.

99.1	Broadridge Financial Solutions, Inc. Press Release dated November 10, 2026.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 10, 2026

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Hope M. Jarkowski
Hope M. Jarkowski
Corporate Vice President,
Chief Legal Officer